Consolidation Of Gulf Coast Operations (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Consolidation Of Gulf Coast Operations
4.	CONSOLIDATION OF GULF COAST OPERATIONS

In July 2010, Northrop Grumman announced plans to consolidate NGSB's Gulf Coast operations by winding down its shipbuilding operations at the Avondale, Louisiana facility in 2013 after completing LPD-class ships currently under construction there. Future LPD-class ships will be built in a single production line at the company's Pascagoula, Mississippi facility. The consolidation is intended to reduce costs, increase efficiency, and address shipbuilding overcapacity. Due to the consolidation, NGSB expects higher costs to complete ships currently under construction in Avondale due to anticipated reductions in productivity and increased the estimates to complete LPDs 23 and 25 by approximately $210 million. The company recognized a $113 million charge to operating income for the cumulative effect of these incremental costs on the LPD 23 and 25 contracts in the second quarter of 2010.

In connection with and as a result of the decision to wind down its shipbuilding operations at the Avondale, Louisiana facility, the company determined it would not meet certain requirements under its co-operative agreement with the State of Louisiana. Accordingly, the company recorded liabilities of $51 million in June 2010 to recognize this obligation as well as certain asset retirement obligations, which were necessitated as a result of the Avondale facility decision. In addition to the cost of the assets to be acquired from the State of Louisiana upon payment of the obligation to the state, the company anticipates that it will incur substantial other restructuring and facilities shut-down related costs, including but not limited to, severance, relocation expense, and asset write-downs related to the Avondale facilities. These costs are expected to be allowable expenses under government accounting standards and thus will be recoverable in future years' overhead costs. These future costs could approximate $310 million and such costs should be allocable to existing flexibly priced contracts or future negotiated contracts at the Gulf Coast operations in accordance with FAR provisions relating to the treatment of restructuring and shutdown related costs.

In its initial audit report on the company's cost proposal for the restructuring and shutdown related costs, the Defense Contract Audit Agency (DCAA) stated that, in general, the proposal was not adequately supported in order for it to reach a conclusion. The DCAA also questioned about $25 million (approximately 8%) of the costs submitted. The DCAA stated that it could not reach a final conclusion on the cost submission due to the potential spin transaction relating to the Shipbuilding business. Accordingly, the DCAA did not accept the cost proposal as submitted, and the company intends to resubmit its proposal to address the concerns expressed by the DCAA. Ultimately, the company anticipates that this process will result in an agreement with the U.S. Navy that is substantially in accord with management's cost allowability expectations. Accordingly, the company has treated these costs as allowable costs in determining the cost and earnings performance on its contracts in process. If there is a formal challenge to the company's treatment of its restructuring costs, there are prescribed dispute resolution alternatives to resolve such a challenge and the company would likely pursue a dispute resolution process.

As a result of the announcement to wind down its shipbuilding operations at the Avondale, Louisiana facility and the Gulf Coast segment's 2010 operating losses, the company performed an impairment test for the Gulf Coast segment's other long-lived assets and each reportable segment's goodwill as of June 30, 2010. The company's testing approach for goodwill impairment utilizes a discounted cash flow analysis corroborated by comparative market multiples to determine the fair value of its businesses for comparison to their corresponding book values. NGSB determined that no impairment existed as of June 30, 2010. See Note 9 for the results of the annual impairment test.

Northrop Grumman's decision to wind down its shipbuilding operations at the Avondale, Louisiana facility also led to a curtailment adjustment reducing the pension benefit obligation on the benefit plans in which NGSB employees participate by $14 million. The effect of this curtailment on the company's consolidated results of operations or cash flows was not material.

NGSB is currently exploring alternative uses of the Avondale facility by potential new owners, including alternative opportunities for the workforce.